INCOME TAXES (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Federal tax benefit at statutory rate	$ (2,612,404)	$ (282,704)
Stock-based compensation	1,546,922	7,754
State income tax benefit, net of federal tax effect	(418,095)	(24,104)
Foreign tax differential	(4,019)	8,988
Reduction of deferred taxes due to US tax reform	0	70,704
Change in valuation allowance	1,487,596	219,362
Income tax benefit	$ 0	$ 0